Exhibit 21

                       Subsidiaries of The AES Corporation

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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AEE2, L.L.C.                                                           Delaware
AES - MS Pty Ltd.                                                      Australia
AES Alamitos Development, Inc.                                         Delaware
AES Alamitos, L.L.C.                                                   Delaware
AES Allegheny, Inc.                                                    Delaware
AES Altoona, Inc.                                                      Delaware
AES Americas International Holdings, Limited                           Bermuda
AES Americas Investments, Inc.                                         Delaware
AES Americas, Inc.                                                     Delaware
AES Andean Partners, L.P.                                              Delaware
AES Andes II, Inc.                                                     Delaware
AES Andes III, Inc.                                                    Delaware
AES Andes, Inc.                                                        Delaware
AES Andino, L.L.C.                                                     Delaware
AES Angel Falls, L.L.C.                                                Delaware
AES Anhui Power Co. Ltd.                                               British Virgin Islands
AES Anhui Power Company (L) Ltd.                                       Labuan
AES Aramtermelo Holdings B.V.                                          Netherlands
AES Argentina Operations, Ltd.                                         Cayman Islands
AES Argentina, Inc.                                                    Delaware
AES Aurora, Inc.                                                       Delaware
AES Australia Holding B.V.                                             Netherlands
AES Balboa, Inc.                                                       Delaware
AES Bandeirante Empreendimentos Ltda.                                  Brazil
AES Bandeirante, Ltd.                                                  Cayman Islands
AES Barry Operations Ltd.                                              United Kingdom
AES Barry, Ltd.                                                        United Kingdom
AES Beauvior B.V.                                                      Netherlands
AES Beaver Valley, Inc.                                                Delaware
AES Big Sky, L.L.C.                                                    Delaware
AES Borsodi Avamtermelo Kft                                            Hungary
AES Brasil Ltda.                                                       Brazil
AES Brazil Holdings, Inc.                                              Delaware
AES Brazil International Holdings, Limited                             Bermuda
AES Brazil, Inc.                                                       Delaware
AES Bucks County, Inc.                                                 Delaware
AES California Management Co., Inc.                                    Delaware
AES Canada, Inc.                                                       Delaware
AES Canal Power Services, Inc.                                         Delaware
AES Canal, Ltd.                                                        Cayman Islands
AES Caracoles I                                                        Cayman Islands
AES Caracoles II                                                       Cayman Islands
AES Caracoles III L.P.                                                 Cayman Islands
AES Caracoles SRL                                                      Argentina
AES Caribbean Holdings, Inc.                                           Delaware
AES Caribbean Services, Inc.                                           Delaware
AES Cartagena S.R.L.                                                   Spain
AES Cayman Empreendimentos Ltda.                                       Brazil
AES Cayman Guaiba, Ltd.                                                Cayman Islands
AES Cayman I                                                           Cayman Islands
AES Cayman II                                                          Cayman Islands
AES Cayman Islands Holdings, Ltd.                                      Cayman Islands
AES Cayman Pampas, Ltd.                                                Cayman Islands
AES Cayuga, L.L.C.                                                     Delaware
AES Cemig Empreendimentos, Inc.                                        Cayman Islands
AES Cemig Holdings, Inc.                                               Delaware
AES Central America Power Ventures, Ltd.                               Cayman Islands
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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AES Central American Management Services, Inc.                         Delaware
AES Cerros Negros Holdings, Ltd.                                       Cayman Islands
AES Chengdu Power Co. (L) Ltd.                                         Malaysia
AES Chesapeake, Inc.                                                   Delaware
AES Chigen Co. Ltd.                                                    British Virgin Islands
AES Chigen Company (L) Limited                                         Malaysia
AES China Company                                                      Cayman Islands
AES China Generating Co. Ltd.                                          China
AES China Holding Co. (L) Ltd.                                         Malaysia
AES Cilcorp Funding, L.L.C.                                            Delaware
AES Colstrip, L.L.C.                                                   Delaware
AES Connecticut Management, Inc.                                       Delaware
AES Constructors, Inc.                                                 Delaware
AES Coral Reef, LLC                                                    Cayman Islands
AES Costa Rica Hydroelectrica, Ltd.                                    Cayman Islands
AES Creative Resources, L.P.                                           Delaware
AES Dahe Power Co. Ltd.                                                British Virgin Islands
AES Deepwater Owner Trust                                              Delaware
AES Deepwater Partnership                                              Delaware
AES Deepwater, Inc.                                                    Delaware
AES Del Sol, Inc.                                                      Cayman Islands
AES Development of Argentina S.A.                                      Argentina
AES Distribucion Dominicana, Ltd.                                      Cayman Islands
AES Distribuidores Salvadorenos Limitada                               San Salvador
AES Distribuidores Salvadorenos Y Campania                             San Salvador
AES Dominican Holdings, Inc.                                           Delaware
AES Eagle, Inc.                                                        Delaware
AES Eastern Energy, L.P.                                               Delaware
AES Edelap Funding Corporation, L.L.C.                                 Delaware
AES El Salvador, Ltd.                                                  El Salvador
AES Electric Investments, Ltd.                                         Bermuda
AES Electric, Ltd.                                                     United Kingdom
AES Elsta B.V.                                                         Netherlands
AES Emerald III, Inc.                                                  Delaware
AES Emerald, Ltd.                                                      Cayman Islands
AES Energen, Ltd.                                                      Cayman Islands
AES Energia de Mexico, S.A. de C.V.                                    Mexico
AES Energia SRL                                                        Italy
AES Energy (Asia) Pte Ltd.                                             Singapore
AES Energy Canada, Inc.                                                Canada
AES Energy Mexico, Inc.                                                Delaware
AES Energy, Ltd.                                                       Bermuda
AES Engineering, Ltd.                                                  Cayman Islands
AES Enterprise, Inc.                                                   Delaware
AES Europe S.A.                                                        France
AES Forca Empreendimentos Ltda.                                        Brazil
AES Forca, Ltd.                                                        Cayman Islands
AES FSC Corporation                                                    Barbados
AES Gas Empreendimentos Ltda.                                          Brazil
AES Gas Power, Inc.                                                    Delaware
AES Generacion Dominicana, Ltd.                                        Cayman Islands
AES Gerasul Empreendimentos Ltda.                                      Brazil
AES Gerasul, Ltd.                                                      Cayman Islands
AES Global Power Holdings, B.V.                                        Netherlands
AES Goldfields Power B.V.                                              Netherlands
AES GPH, L.L.C.                                                        Delaware
AES Great Falls, B.V.                                                  Netherlands
AES Greenfield, L.L.C.                                                 Delaware
AES Greenidge, L.L.C.                                                  Delaware
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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AES Guaiba Empreendimentos Ltda.                                       Brazil
AES Guaiba II Empreendimentos Ltda.                                    Brazil
AES Haripur (Pvt.) Limited                                             Bangladesh
AES Harriman Cove, Inc.                                                Delaware
AES Hawaii Management Company, Inc.                                    Delaware
AES Hawaii, Inc.                                                       Delaware
AES Hazleton, Inc.                                                     Delaware
AES HGP, Inc.                                                          Delaware
AES Hickling, L.L.C.                                                   Delaware
AES HLP, Inc.                                                          Delaware
AES Holdings Limited                                                   Cayman Islands
AES Hungary Investment Ltd.                                            Hungary
AES Hungary Limited                                                    United Kingdom
AES Huntington Beach Development, Inc.                                 Delaware
AES Huntington Beach, L.L.C.                                           Delaware
AES IB Valley Holding                                                  Mauritius
AES Inchon Generating Ltd.                                             Korea
AES India, L.L.C.                                                      Delaware
AES Indian Queens Power Ltd.                                           United Kingdom
AES Intercon II, Ltd.                                                  Cayman Islands
AES Intercon, Ltd.                                                     Cayman Islands
AES Interenergy, Ltd.                                                  Cayman Islands
AES International Holdings II, Ltd.                                    British Virgin Islands
AES International Holdings, Ltd.                                       British Virgin Islands
AES International Power Marketing, Inc.                                Delaware
AES Investments II, Ltd.                                               Cayman Islands
AES Ironwood Funding, L.L.C.                                           Delaware
AES Ironwood, Inc.                                                     Delaware
AES Ironwood, L.L.C.                                                   Delaware
AES Isthmus Energy, S.A.                                               Panama
AES Jennison, L.L.C.                                                   Delaware
AES Joshua Tree, Inc.                                                  Delaware
AES Juniata, Inc.                                                      Delaware
AES King Harbor, Inc.                                                  Delaware
AES Kingston, Inc.                                                     Canada
AES Korea, Inc.                                                        Delaware
AES Korean Investments, L.L.C.                                         Delaware
AES La Gloria II, Inc.                                                 Delaware
AES la Playa Holdings, B.V.                                            Netherlands
AES Lal Pir Limited                                                    Pakistan
AES Lal Pir, L.L.C.                                                    Delaware
AES Las Mareas, Inc.                                                   Delaware
AES las Palmas, L.L.C.                                                 Delaware
AES Latrobe Valley, BV                                                 Netherlands
AES Light II, Inc.                                                     Delaware
AES Londonderry, L.L.C.                                                Delaware
AES Los Mina Finance Company                                           Cayman Islands
AES Los Mina Holdings, Inc.                                            Delaware
AES Madison Holdings BV                                                Netherlands
AES Mayan Holdings, S. de R.L. de C.V.                                 Mexico
AES Medway Electric Limited                                            United Kingdom
AES Medway Operations Limited                                          United Kingdom
AES Meghnaghat Limited                                                 Bangladesh
AES Merida B.V.                                                        Netherlands
AES Merida III, S. de R.L. de C.V.                                     Mexico
AES Merida Management Services, S. de R.L. de C.V.                     Mexico
AES Merida Operaciones SRL de CV                                       Mexico
AES Mexico Development, S. de R.L. de C.V.                             Mexico
AES Mexico Farms, Inc.                                                 Delaware
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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AES Midwest Generation, Inc.                                           Delaware
AES Midwest Generation, L.L.C.                                         Delaware
AES Monroe Holdings B.V.                                               Netherlands
AES Monterey, Inc.                                                     Delaware
AES Monticello B.V.                                                    Netherlands
AES Mount Vernon B.V.                                                  Netherlands
AES Mt. Stuart B.V.                                                    Netherlands
AES Mt. Stuart General Partnership                                     Australia
AES New York Funding, L.L.C.                                           Delaware
AES Nograd Holdings B.V.                                               Netherlands
AES NY, L.L.C.                                                         Delaware
AES NY2, L.L.C.                                                        Delaware
AES Oasis Private Ltd.                                                 Singapore
AES Ocean Springs, Ltd.                                                Cayman Islands
AES Oklahoma Management Co., Inc.                                      Delaware
AES Operations Colombia Ltda.                                          Colombia
AES OPGC Holding                                                       Mauritius
AES Orient, Inc.                                                       Delaware
AES Orient, L.L.C.                                                     Delaware
AES Orissa Operations Private Limited                                  India
AES Pacific, Inc.                                                      Delaware
AES Pak Gen (Pvt) Company                                              Pakistan
AES Pak Gen Holdings, Inc.                                             Pakistan
AES Pakistan (Holdings) Limited                                        United Kingdom
AES Pakistan (Pvt) Ltd.                                                Pakistan
AES Pakistan Holdings                                                  Mauritius
AES Pakistan Operations, Ltd.                                          Delaware
AES Panama Energy, S.A.                                                Panama
AES Panama Holding, Ltd.                                               Cayman Islands
AES Parana Gas S.A.                                                    China
AES Parana Holdings, Ltd.                                              Cayman Islands
AES Parana I Limited Partnership                                       Cayman Islands
AES Parana IHC, Ltd.                                                   Cayman Islands
AES Parana II Limited Partnership                                      Cayman Islands
AES Parana SCA Partnership                                             Argentina
AES Parana Sociedad Anonima                                            Argentina
AES Partington Ltd.                                                    United Kingdom
AES Pasadena, Inc.                                                     Delaware
AES Peru S.R.L.                                                        Peru
AES Phoenix Ltd.                                                       Hungary
AES PJM, Inc.                                                          Delaware
AES Placerita, Incorporated                                            Delaware
AES Power North, Inc.                                                  Delaware
AES Power, Inc.                                                        Delaware
AES Prachinburi Holdings B.V.                                          Netherlands
AES Prescott, L.L.C.                                                   Delaware
AES Puerto Rico, Inc.                                                  Delaware
AES Puerto Rico, L.P.                                                  Delaware
AES Pumped Storage Arkansas, L.L.C.                                    Delaware
AES Red Oak, Inc.                                                      Delaware
AES Red Oak, L.L.C.                                                    Delaware
AES Redondo Beach, L.L.C.                                              Delaware
AES Rio Diamante, Inc.                                                 Delaware
AES Rio Ozama Holdings, Ltd.                                           Cayman Islands
AES Riverside, Inc.                                                    Delaware
AES Rock Springs, B.V.                                                 Netherlands
AES San Nicolas, Inc.                                                  Delaware
AES Santa Ana, Ltd.                                                    Cayman Islands
AES Services, Ltd.                                                     Cayman Islands
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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AES Shady Point, Inc.                                                  Delaware
AES Silk Road Holdings B.V.                                            Netherlands
AES Silk Road Ltd.                                                     United Kingdom
AES Silk Road, Inc.                                                    Delaware
AES Somerset, L.L.C.                                                   Delaware
AES South City, L.L.C.                                                 Delaware
AES Southington Holdings, Inc.                                         Delaware
AES Southington, L.L.C.                                                Delaware
AES Southland Funding, L.L.C.                                          Delaware
AES Southland Holdings, L.L.C.                                         Delaware
AES Southland, L.L.C.                                                  Delaware
AES Sul Distribuidora Gaucha de Energia S.A.                           Brazil
AES Sul Funding, L.L.C.                                                Delaware
AES Summit Generation Ltd.                                             United Kingdom
AES Suntree Power Ltd.                                                 Kazakstan
AES Taiwan, Inc.                                                       Delaware
AES Tau Power B.V.                                                     Netherlands
AES Termosul Empreendimentos Ltda.                                     Brazil
AES Terneuzen Cogen B.V.                                               Netherlands
AES Terneuzen Engineering B.V.                                         Netherlands
AES Terneuzen Management Services B.V.                                 Netherlands
AES Thames, Inc.                                                       Delaware
AES Tisza Holdings B.V.                                                Netherlands
AES Trading Limited                                                    Cayman Islands
AES Transgas Empreendimentos Ltda.                                     Brazil
AES Transpower (Thailand) Ltd.                                         Thailand
AES Transpower - Taiwan                                                Taiwan
AES Transpower Australia Pty Ltd.                                      Australia
AES Transpower Private Ltd.                                            Singapore
AES Transpower, Inc.                                                   Mauritius
AES Transpower, Inc. (DE)                                              Delaware
AES Treasure Cove, Ltd.                                                Cayman Islands
AES Trust I                                                            Delaware
AES Trust II                                                           Delaware
AES Trust III                                                          Delaware
AES Trust IV                                                           Delaware
AES Trust V                                                            Delaware
AES Turbine Equipment, Inc.                                            Delaware
AES Turkish Holdings B.V.                                              Netherlands
AES Tyneside Ltd.                                                      United Kingdom
AES U&K Holdings B.V.                                                  Netherlands
AES UK Holdings, Ltd.                                                  United Kingdom
AES Uruguaiana Empreedimentos Ltda.                                    Brazil
AES Uruguaiana, Inc.                                                   Cayman Islands
AES Venezuela Holdings, B.V.                                           Netherlands
AES Victoria Holdings B.V.                                             Netherlands
AES Victoria Partners B.V.                                             Netherlands
AES Warrior Run Funding, L.L.C.                                        Delaware
AES Warrior Run, Inc.                                                  Delaware
AES Western Australia Holdings B.V.                                    Netherlands
AES Western Maryland Management Co., Inc.                              Delaware
AES Westover, L.L.C.                                                   Delaware
AES White Cliffs B.V.                                                  Netherlands
AES WR Limited Partnership                                             Delaware
AES Yucatan, S. de R.L. de C.V.                                        Mexico
AES ZEG Holdings B.V.                                                  Netherlands
AES Zemplen Ltd.                                                       Hungary
AES-CLESA Services Limitada                                            San Salvador
AES-ST Ekibastuz, LLP                                                  Kazakhstan
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Subsidiary Name                                                        Jurisdiction or Incorporation
---------------                                                        -----------------------------
AES-TB Power Company Limited                                           Cayman Islands
AES/Sonat Adelanto, Inc.                                               Delaware
AES/Sonat Power, L.L.C.                                                Virginia
AESE SRL                                                               Italy
AESEBA S.A.                                                            Argentina
Altai Power LLP                                                        Kazakstan
Altoona Cogeneration Partners, L.P.                                    Pennsylvania
Anhui Liyuan - AES Power Co., Ltd.                                     China
Belfast West Power Limited                                             Northern Ireland
Blue Mountain Power LP                                                 Pennsylvania
Blue Mountain Power, Inc.                                              Delaware
Borsod Energetikia, Kft.                                               Hungary
BV Partners                                                            Delaware
Camille, Ltd.                                                          Cayman Islands
Cavanal Minerals, Inc.                                                 Delaware
Cayman Energy Traders                                                  Cayman Islands
Central Dique, S.A.                                                    Argentina
Central Termica San Nicolas S.A.                                       Argentina
Chengdu AES Kaihua Gas Turbine Power Co. Ltd.                          China
Chiahui Power Corporation                                              Taiwan
Cloghan Limited                                                        Northern Ireland
Cloghan Point Holdings Limited                                         Northern Ireland
CMS Generation San Nicolas Company                                     Michigan
Coal Creek Minerals, Inc.                                              Delaware
Compagnia Energetica de Minas Gerais                                   Brazil
Companhia Centro-Oeste de Distribuicao de Energia Eletrica             Brazil
Compania de Inversiones en Electricidad, S.A.                          Argentina
DEMEX, Inc.                                                            Delaware
DEMSA, Inc.                                                            Delaware
Destec Engineering (Kingston), Inc.                                    Texas
DOC Dominicana, S.A.                                                   Dominican Republic
DOC Guatemala S.A.                                                     Guatemala
Dominican Power Metering, Ltd.                                         Cayman Islands
Dominican Power Partners LDC                                           Cayman Islands
Eden Village Produce Limited                                           Northern Ireland
Elsta BV                                                               Netherlands
Elsta BV & Co. CV                                                      Netherlands
Emerald Power Holdings C.V.                                            Netherlands
Empresa Distribuidora de Energia Norte S.A.                            Argentina
Empresa Distribuidora de Energia Sur S.A.                              Argentina
Empresa Distribuidora La Plata, S.A.                                   Argentina
Fuerza Electrica de Nueva Esparta, C.A.                                Venezuela
Global Power Holdings CV                                               Netherlands
Hefei Zhongli Energy Co. Ltd.                                          China
Hidroelectrica Rio Juramento S.A.                                      Argentina
Hidrotermica San Juan S.A.                                             Argentina
Hispaniola Power Ventures, Ltd.                                        Cayman Islands
Houston Argentina, S.A.                                                Argentina
Hunan Xiangci - AES Hydro Power Company Ltd.                           China
Inversora AES Americas S.A.                                            Argentina
Inversora de San Nicolas S.A.                                          Argentina
Ir. G. Passchier Management B.V.                                       Netherlands
Jiaozuo AES Wan Fang Power Company Limited                             China
JSC Telasi                                                             Republic of Georgia
Kilroot Electric Limited                                               Cayman Islands
Kilroot Power Limited                                                  Northern Ireland
Kingston Cogen Limited Partnership                                     Canada
La Plata Holdings                                                      Delaware
La Plata Holdings, Inc.                                                Delaware
La Plata I Empreendimentos Ltda.                                       Brazil
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Subsidiary Name                                                        Jurisdiction or Incorporation
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
La Plata I, Inc.                                                       Delaware
La Plata II Empreendimentos Ltda.                                      Brazil
La Plata II, Inc.                                                      Delaware
La Plata III, Inc.                                                     Delaware
La Plata IV, L.L.C.                                                    Delaware
Light Servicos de Eletricidade S.A.                                    Brazil
Loy Yang Energy Pty Ltd.                                               Australia
Loy Yang Finance Corporation Pty Ltd                                   Australia
Loy Yang Management Pty Limited                                        Australia
Medway Power Limited                                                   United Kingdom
Merco Intercon, Ltda.                                                  Brazil
Midwest Energy, Inc.                                                   Illinois
Mountain Minerals, Inc.                                                Delaware
NIGEN Limited                                                          Northern Ireland
Nogradszen Kft                                                         Hungary
Northern/AES Energy, LLC                                               Minnesota
Placerita Oil Co., Inc.                                                Delaware
AES (India) Private Limited                                            India
San Francisco Energy Company, L.P.                                     Delaware
Sichuan Fuling Aixi Power Company Ltd.                                 China
Southern Electric Brazil Participacoes, Ltda.                          Brazil
Terneuzen Cogen B.V.                                                   Netherlands
Tisza  Eromu Rt.                                                       Hungary
Twin Rivers Power, Inc.                                                Delaware
UK Asset Management Services, Ltd.                                     United Kingdom
UK Energy Holdings Limited                                             United Kingdom
UK Power Finance Ltd                                                   United Kingdom
Wildwood Funding, Ltd.                                                 Cayman Islands
Wildwood II, Ltd.                                                      Cayman Islands
Wuhu Shaoda Electric Power Development Co. Ltd.                        China
Wuxi AES CAREC Gas Turbine Power Company Limited                       China
Wuxi AES Zhong Hang Power Company Limited                              China
Yangcheng International Power Generating Co. Ltd.                      China
Yangchun Fuyang Diesel Engine Power Co. Ltd.                           China
Zarnowicka Elektrownia Gazowa Sp.zo.o.                                 Poland
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